Exhibit 99.1

Dolby Laboratories Reports Fiscal 2013 Fourth Quarter and Year-End Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--October 29, 2013--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the fourth quarter and fiscal year ended September 27, 2013. For the fourth quarter, Dolby reported total revenue of $216.7 million, compared to $225.8 million for the fourth quarter of fiscal year 2012. For fiscal 2013, Dolby reported total revenue of $909.7 million, compared to $933.0 million for fiscal 2012.

Fourth quarter GAAP net income was $45.8 million, or $0.44 per diluted share, compared to $51.5 million, or $0.49 per diluted share, for the fourth quarter of fiscal 2012. On a non-GAAP basis, fourth quarter net income was $58.8 million, or $0.57 per diluted share, compared to $63.8 million, or $0.61 per diluted share, for the fourth quarter of fiscal 2012.

Fiscal year GAAP net income was $189.3 million, or $1.84 per diluted share, compared to $264.3 million, or $2.46 per diluted share, for fiscal 2012. On a non-GAAP basis, fiscal year net income was $250.1 million, or $2.43 per diluted share, compared to $306.9 million, or $2.85 per diluted share, for fiscal 2012. Dolby’s non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

“Fourth quarter results came in better than expected, as we saw growth in our mobile and broadcast markets,” said Kevin Yeaman, President and CEO, Dolby Laboratories. “Looking beyond these markets, Dolby Voice is our newest offering aimed at driving long term growth. BT recently launched BT MeetMe with Dolby Voice, a service which makes conference calls sound much more like in-person meetings.”

Financial Outlook

Q1 2014

Dolby estimates that total revenue will range from $205 million to $215 million. Gross margin percentages are projected to range between approximately 90 percent to 91 percent on a GAAP basis and 91 percent to 92 percent on a non-GAAP basis.

Dolby anticipates that operating expenses will be approximately $145 million on a GAAP basis and $127 million on a non-GAAP basis.

Dolby expects diluted earnings per share to be between $0.28 and $0.36 on a GAAP basis and $0.42 and $0.50 on a non-GAAP basis.

The Company estimates that its fiscal Q1 2014 effective tax rate will be between approximately 27 percent and 28 percent on both a GAAP and non-GAAP basis.

FISCAL YEAR 2014

Dolby anticipates that total revenue will range from $900 million to $930 million.

Dolby anticipates that operating expenses will be between approximately $590 million and $600 million on a GAAP basis and between $520 million and $530 million on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ fourth quarter fiscal 2013 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Tuesday, October 29, 2013.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-233-7976. International callers can access the conference call at 1-913-981-5578.

A replay of the call will be available from 5:00 p.m. PT on Tuesday, October 29, 2013, until 9:00 p.m. PT on November 5, 2013, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 8136638. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, net income, and diluted earnings per share. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby’s expected financial results for Q1 2014 and fiscal 2014 are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby’s receipt of royalty reports and payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For nearly 50 years, sight and sound experiences have become more vibrant, clear, and meaningful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of the Blu-ray Disc Association. Windows is a registered trademark of Microsoft Corporation. S13/27416 DLB-F

DOLBY LABORATORIES, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts) (unaudited)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
Revenue:
Licensing	$191,043	$192,154	$807,081	$801,313
Products	19,998	27,628	80,603	103,388
Services	5,611	5,973	21,990	28,313
Total revenue	216,652	225,755	909,674	933,014
Cost of revenue:
Cost of licensing	3,314	3,401	16,856	12,924
Cost of products	16,306	20,273	64,270	66,325
Cost of services	3,871	3,320	15,593	12,778
Total cost of revenue	23,491	26,994	96,719	92,027
Gross margin	193,161	198,761	812,955	840,987
Operating expenses:
Research and development	41,447	37,958	168,746	140,143
Sales and marketing	56,024	49,707	231,103	188,486
General and administrative	38,646	39,570	161,970	149,175
Restructuring charges/(credits)	(56)	(2)	5,874	1,191
Total operating expenses	136,061	127,233	567,693	478,995
Operating income	57,100	71,528	245,262	361,992
Interest income	785	1,747	3,848	6,411
Interest expense	(71)	(139)	(575)	(196)
Other income, net	1,054	(185)	2,111	784
Income before income taxes	58,868	72,951	250,646	368,991
Provision for income taxes	(12,784)	(20,906)	(60,344)	(103,857)
Net income including controlling interest	46,084	52,045	190,302	265,134
Less: net (income)/loss attributable to controlling interest	(289)	(551)	(1,031)	(832)
Net income attributable to Dolby Laboratories, Inc.	$45,795	$51,494	$189,271	$264,302
Net income per share:
Basic	$0.45	$0.49	$1.86	$2.47
Diluted	$0.44	$0.49	$1.84	$2.46
Weighted-average shares outstanding:
Basic	101,768	104,079	101,879	106,926
Diluted	102,976	104,915	102,788	107,541

DOLBY LABORATORIES, INC. CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	September 27, 2013	September 28, 2012
ASSETS
Current assets:
Cash and cash equivalents	$454,397	$492,600
Short-term investments	140,267	302,693
Accounts receivable, net	97,460	43,495
Inventories	10,093	16,700
Deferred taxes	78,381	80,966
Prepaid expenses and other current assets	32,124	33,832
Total current assets	812,722	970,286
Long-term investments	306,338	361,614
Property, plant and equipment, net	242,917	254,676
Intangible assets, net	41,315	56,526
Goodwill	279,724	281,375
Deferred taxes	43,291	22,634
Other non-current assets	11,638	13,687
Total assets	$1,737,945	$1,960,798
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,695	$14,831
Accrued liabilities	137,795	116,092
Income taxes payable	3,394	2,424
Deferred revenue	20,931	23,493
Total current liabilities	172,815	156,840
Long-term deferred revenue	19,663	18,192
Deferred taxes	—	2,696
Other non-current liabilities	45,441	39,837
Total liabilities	237,919	217,565
Stockholders’ equity:
Class A common stock	47	46
Class B common stock	55	57
Additional paid-in capital	18,812	—
Retained earnings	1,454,382	1,709,479
Accumulated other comprehensive income	7,814	10,687
Total stockholders’ equity – Dolby Laboratories, Inc.	1,481,110	1,720,269
Controlling interest	18,916	22,964
Total stockholders’ equity	1,500,026	1,743,233
Total liabilities and stockholders’ equity	$1,737,945	$1,960,798

DOLBY LABORATORIES, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
Operating activities:
Net income including controlling interest	$46,084	$52,045	$190,302	$265,134
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,630	12,687	53,245	43,876
Stock-based compensation	14,396	13,338	64,328	47,581
Amortization of premium on investments	2,133	3,860	10,234	17,140
Excess tax benefit from exercise of stock options	146	89	(475)	(852)
Provision for doubtful accounts	(85)	(828)	(174)	(379)
Deferred income taxes	(6,669)	8,283	(19,642)	1,208
Loss on impairment of long-lived assets	—	95	—	275
Other non-cash items affecting net income	(226)	237	(1,026)	95
Changes in operating assets and liabilities:
Accounts receivable	(22,810)	3,472	(53,639)	18,831
Inventories	3,530	(2,224)	9,166	3,051
Prepaid expenses and other assets	(3,033)	(4,690)	3,891	(4,108)
Accounts payable and other liabilities	22,730	(5,074)	21,890	(6,641)
Income taxes, net	5,478	(2,991)	2,314	3,866
Deferred revenue	(1,731)	(277)	(1,076)	(498)
Other non-current liabilities	(6,400)	(1,223)	(4,677)	1,218
Net cash provided by operating activities	67,173	76,799	274,661	389,797
Investing activities:
Purchases of available-for-sale securities	(68,682)	(179,317)	(482,370)	(611,211)
Proceeds from sales of available-for-sale securities	14,630	96,622	548,739	358,142
Proceeds from maturities of available-for-sale securities	50,904	33,620	143,754	236,535
Purchases of property, plant and equipment	(8,910)	(117,124)	(26,711)	(167,349)
Acquisitions, net of cash acquired	—	(11,946)	—	(12,521)
Other investments	—	—	(3,000)	—
Purchases of intangible assets	—	—	(4,050)	(350)
Proceeds from sales of property, plant and equipment and assets held for sale	127	1,087	503	2,075
Net cash provided by/(used in) investing activities	(11,931)	(177,058)	176,865	(194,679)
Financing activities:
Payments on debt	(79)	(518)	(79)	(518)
Proceeds from issuance of common stock	2,342	1,190	15,958	17,386
Repurchase of common stock	(8,103)	(78,244)	(82,245)	(268,203)
Payment of cash dividend	—	—	(408,206)	—
Distribution to controlling interest	—	—	(5,039)	—
Excess tax benefit from the exercise of stock options	(146)	(89)	475	852
Shares repurchased for tax withholdings on vesting of restricted stock	(3,119)	(455)	(8,828)	(3,835)
Net cash used in financing activities	(9,105)	(78,116)	(487,964)	(254,318)
Effect of foreign exchange rate changes on cash and cash equivalents	(301)	567	(1,765)	288
Net increase/(decrease) in cash and cash equivalents	45,836	(177,808)	(38,203)	(58,912)
Cash and cash equivalents at beginning of period	408,561	670,408	492,600	551,512
Cash and cash equivalents at end of period	$454,397	$492,600	$454,397	$492,600

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables present the Company's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the fourth fiscal quarter of 2013 and 2012 and fiscal 2013 and 2012:

Net income:	Fiscal Quarter Ended		Fiscal Year Ended
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
GAAP net income	$45.8	$51.5	$189.3	$264.3
Stock-based compensation	14.4	13.3	62.4	47.6
RSU dividend equivalent	1.0	—	4.2	—
Amortization of acquired intangibles	3.2	3.1	13.2	10.8
Restructuring charges, net	—	—	5.9	1.2
Income tax adjustments	(5.6)	(4.1)	(24.9)	(17.0)
Non-GAAP net income	$58.8	$63.8	$250.1	$306.9

Diluted earnings per share:	Fiscal Quarter Ended		Fiscal Year Ended
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
GAAP diluted earnings per share	$0.44	$0.49	$1.84	$2.46
Stock-based compensation	0.14	0.13	0.61	0.44
RSU dividend equivalent	0.01	—	0.04	—
Amortization of acquired intangibles	0.03	0.03	0.12	0.10
Restructuring charges, net	—	—	0.06	0.01
Income tax adjustments	(0.05)	(0.04)	(0.24)	(0.16)
Non-GAAP diluted earnings per share	$0.57	$0.61	$2.43	$2.85

Shares used in computing diluted earnings per share (in millions)	103	105	103	108

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the first fiscal quarter of 2014 and fiscal year 2014 included in this release:

Gross margin:	Q1 2014
GAAP gross margin (low - high end of range)	90% - 91%
Stock-based compensation	—%
Amortization of acquired intangibles	1%
Non-GAAP gross margin (low - high end of range)	91% - 92%

Operating expenses:	Q1 2014	Fiscal 2014
GAAP operating expenses (low - high end of range)	$145	$590 - $600
Stock-based compensation	(16)	(62)
RSU dividend equivalent	(1)	(4)
Amortization of acquired intangibles	(1)	(4)
Restructuring charges, net	—	—
Non-GAAP operating expenses (low - high end of range)	$127	$520 - $530

Diluted earnings per share:	Q1 2014
	Low	High
GAAP diluted earnings per share	$0.28	$0.36
Stock-based compensation	0.16	0.16
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.03	0.03
Restructuring charges, net	—	—
Income tax adjustments	(0.06)	(0.06)
Non-GAAP diluted earnings per share	$0.42	$0.50

Shares used in computing diluted earnings per share (in millions)	103	103

CONTACT:
Investor Contact:
Dolby Laboratories
Elena Carr, 415-645-5583
investor@dolby.com
or
Media Contact:
Dolby Laboratories
Sean Durkin, 415-645-5176
news@dolby.com